AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2023

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Miranda Hunter
Investor Contact
(441) 405-2635
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2022 and consolidated statements of operations for the years ended December 31, 2022 and December 31, 2021.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks.;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•the adverse impact of inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•losses from war including losses related to the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•difficulties with technology and/or data security;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;

i

COVID-19
•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, and onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis, written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended March 31,
		2023	2022	Change

HIGHLIGHTS	Gross premiums written	$2,381,976	$2,634,608	(9.6%)
	Gross premiums written - Insurance	59.4%	50.4%	9.0	pts
	Gross premiums written - Reinsurance	40.6%	49.6%	(9.0)	pts
	Net premiums written	$1,608,356	$1,812,872	(11.3%)
	Net premiums earned	$1,230,199	$1,258,246	(2.2%)
	Net premiums earned - Insurance	66.4%	59.8%	6.6	pts
	Net premiums earned - Reinsurance	33.6%	40.2%	(6.6)	pts
	Net income available to common shareholders	$172,534	$141,637	21.8%
	Operating income [a]	$200,054	$179,825	11.2%
	Annualized return on average common equity [b]	16.2%	12.0%	4.2	pts
	Annualized operating return on average common equity [c]	18.8%	15.3%	3.5	pts
	Total shareholders’ equity	$4,960,229	$5,120,540	(3.1%)

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$2.01	$1.65	21.8%
	Operating income per diluted common share [d]	$2.33	$2.09	11.5%
	Weighted average diluted common shares outstanding	85,853	85,808	0.1%
	Book value per common share	$51.77	$53.60	(3.4%)
	Book value per diluted common share (treasury stock method)	$50.31	$51.97	(3.2%)
	Tangible book value per diluted common share (treasury stock method) [a]	$47.53	$49.08	(3.2%)

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	55.8%	54.2%	1.6	pts
	Catastrophe and weather-related losses ratio	3.1%	4.7%	(1.6)	pts
	Current accident year loss ratio	58.9%	58.9%	—	pts
	Prior year reserve development ratio	(0.3%)	(0.7%)	0.4	pts
	Net losses and loss expenses ratio	58.6%	58.2%	0.4	pts
	Acquisition cost ratio	18.7%	19.7%	(1.0)	pts
	General and administrative expense ratio [e]	13.6%	13.5%	0.1	pts
	Combined ratio	90.9%	91.4%	(0.5)	pts

INVESTMENT DATA	Total assets	$28,564,977	$27,808,558	2.7%
	Total cash and invested assets [f]	$15,983,741	$16,023,182	(0.2%)
	Net investment income	$133,771	$91,355	46.4%
	Net investment losses	$(20,190)	$(94,508)	(78.6%)
	Book yield of fixed maturities	3.7%	2.1%	1.6	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2023 AND 2022

	Three months ended March 31,
	2023	2022

Revenues
Net premiums earned	$1,230,199	$1,258,246
Net investment income	133,771	91,355
Net investment losses	(20,190)	(94,508)
Other insurance related income	577	6,693
Total revenues	1,344,357	1,261,786

Expenses
Net losses and loss expenses	720,642	732,699
Acquisition costs	230,373	248,352
General and administrative expenses	166,811	169,041
Foreign exchange losses (gains)	8,710	(44,273)
Interest expense and financing costs	16,894	15,564
Amortization of intangible assets	2,729	2,729
Total expenses	1,146,159	1,124,112

Income before income taxes and interest in income (loss) of equity method investments	198,198	137,674
Income tax expense	(15,896)	(24)
Interest in income (loss) of equity method investments	(2,205)	11,550
Net income	180,097	149,200
Preferred share dividends	7,563	7,563
Net income available to common shareholders	$172,534	$141,637

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$2,535,481	$8,214,595
Ceded premiums written	(773,620)	(662,142)	(671,024)	(796,636)	(821,736)	(756,595)	(2,951,539)
Net premiums written	1,608,356	1,096,554	1,036,784	1,316,847	1,812,872	1,778,886	5,263,056

Gross premiums earned	1,921,768	2,050,239	2,012,426	1,971,208	1,902,508	1,671,139	7,936,382
Ceded premiums earned	(691,569)	(710,077)	(727,560)	(694,156)	(644,262)	(567,417)	(2,776,056)
Net premiums earned	1,230,199	1,340,162	1,284,866	1,277,052	1,258,246	1,103,722	5,160,326
Other insurance related income	577	3,076	1,092	2,213	6,693	2,781	13,073
Total underwriting revenues	1,230,776	1,343,238	1,285,958	1,279,265	1,264,939	1,106,503	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	720,642	798,214	941,911	769,587	732,699	714,718	3,242,410
Acquisition costs	230,373	275,573	240,511	257,582	248,352	218,871	1,022,017
Underwriting-related general and administrative expenses [a]	140,395	137,220	132,570	135,403	145,096	132,668	550,289
Total underwriting expenses	1,091,410	1,211,007	1,314,992	1,162,572	1,126,147	1,066,257	4,814,716

UNDERWRITING INCOME (LOSS) [b]	139,366	132,231	(29,034)	116,693	138,792	40,246	358,683

OTHER (EXPENSES) REVENUES
Net investment income	133,771	147,085	88,177	92,214	91,355	114,165	418,829
Net investment gains (losses)	(20,190)	(42,558)	(146,458)	(173,263)	(94,508)	29,645	(456,789)
Corporate expenses [a]	(26,416)	(50,252)	(25,675)	(30,183)	(23,945)	(25,740)	(130,054)
Foreign exchange (losses) gains	(8,710)	(78,989)	135,660	57,000	44,273	(4,113)	157,945
Interest expense and financing costs	(16,894)	(16,426)	(15,915)	(15,241)	(15,564)	(15,571)	(63,146)
Reorganization expenses	—	(9,485)	(6,213)	(15,728)	—	—	(31,426)
Amortization of value of business acquired	—	—	—	—	—	(1,028)	—
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(2,690)	(10,917)
Total other (expenses) revenues	58,832	(53,354)	26,847	(87,930)	(1,118)	94,668	(115,558)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	198,198	78,877	(2,187)	28,763	137,674	134,914	243,125
Income tax (expense) benefit	(15,896)	(27,341)	363	4,965	(24)	(20,776)	(22,037)
Interest in income (loss) of equity method investments	(2,205)	(3,045)	(7,560)	1,050	11,550	9,162	1,995

NET INCOME (LOSS)	180,097	48,491	(9,384)	34,778	149,200	123,300	223,083
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$172,534	$40,928	$(16,947)	$27,215	$141,637	$115,737	$192,833

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.8%	55.5%	57.1%	55.3%	54.2%	55.1%	55.5%
Catastrophe and weather-related losses ratio	3.1%	4.7%	16.6%	5.3%	4.7%	10.1%	7.8%
Current accident year loss ratio	58.9%	60.2%	73.7%	60.6%	58.9%	65.2%	63.3%
Prior year reserve development ratio	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.4%)	(0.5%)
Net losses and loss expenses ratio	58.6%	59.6%	73.3%	60.3%	58.2%	64.8%	62.8%
Acquisition cost ratio	18.7%	20.6%	18.7%	20.2%	19.7%	19.8%	19.8%
General and administrative expense ratio [a]	13.6%	13.9%	12.3%	12.9%	13.5%	14.3%	13.2%
Combined ratio	90.9%	94.1%	104.3%	93.4%	91.4%	98.9%	95.8%

Weighted average common shares outstanding	84,864	84,667	84,660	85,173	84,961	84,514	84,864
Weighted average diluted common shares outstanding [b]	85,853	85,655	84,660	85,843	85,808	84,965	85,669
Earnings (loss) per common share	$2.03	$0.48	($0.20)	$0.32	$1.67	$1.37	$2.27
Earnings (loss) per diluted common share	$2.01	$0.48	($0.20)	$0.32	$1.65	$1.36	$2.25
Annualized ROACE	16.2%	4.2%	(1.7%)	2.5%	12.0%	9.9%	4.3%
Annualized operating ROACE	18.8%	16.9%	0.3%	13.7%	15.3%	7.1%	11.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the quarter ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,415,612	$966,364	$2,381,976	$1,327,264	$1,307,344	$2,634,608
Ceded premiums written	(533,036)	(240,584)	(773,620)	(483,352)	(338,384)	(821,736)
Net premiums written	882,576	725,780	1,608,356	843,912	968,960	1,812,872

Gross premiums earned	1,370,696	551,072	1,921,768	1,233,281	669,227	1,902,508
Ceded premiums earned	(554,240)	(137,329)	(691,569)	(480,465)	(163,797)	(644,262)
Net premiums earned	816,456	413,743	1,230,199	752,816	505,430	1,258,246
Other insurance related income	54	523	577	82	6,611	6,693
Total underwriting revenues	816,510	414,266	1,230,776	752,898	512,041	1,264,939

UNDERWRITING EXPENSES
Net losses and loss expenses	449,467	271,175	720,642	405,745	326,954	732,699
Acquisition costs	147,058	83,315	230,373	138,812	109,540	248,352
Underwriting-related general and administrative expenses	116,630	23,765	140,395	113,950	31,146	145,096
Total underwriting expenses	713,155	378,255	1,091,410	658,507	467,640	1,126,147

UNDERWRITING INCOME	$103,355	$36,011	$139,366	$94,391	$44,401	$138,792

Catastrophe and weather-related losses, net of reinstatement premiums	$24,333	$13,390	$37,723	$32,730	$27,346	$60,076
Net favorable prior year reserve development	$1,041	$2,997	$4,038	$7,062	$1,894	$8,956

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.2%	63.0%	55.8%	50.5%	59.7%	54.2%
Catastrophe and weather-related losses ratio	3.0%	3.3%	3.1%	4.3%	5.4%	4.7%
Current accident year loss ratio	55.2%	66.3%	58.9%	54.8%	65.1%	58.9%
Prior year reserve development ratio	(0.1%)	(0.8%)	(0.3%)	(0.9%)	(0.4%)	(0.7%)
Net losses and loss expenses ratio	55.1%	65.5%	58.6%	53.9%	64.7%	58.2%
Acquisition cost ratio	18.0%	20.1%	18.7%	18.4%	21.7%	19.7%
Underwriting-related general and administrative expense ratio	14.2%	5.8%	11.5%	15.2%	6.1%	11.6%
Corporate expense ratio			2.1%			1.9%
Combined ratio	87.3%	91.4%	90.9%	87.5%	92.5%	91.4%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022

INSURANCE SEGMENT
Professional Lines	$221,615	$378,336	$317,074	$323,141	$304,415	$238,942	$1,322,966
Property	381,339	351,503	297,537	400,529	307,919	281,530	1,357,489
Liability	284,026	312,327	266,615	306,541	253,162	193,254	1,138,645
Cyber	152,788	157,794	182,367	173,134	131,451	98,824	644,746
Marine and Aviation	233,424	133,712	140,661	153,796	224,517	208,350	652,687
Accident and Health	79,384	68,551	66,153	65,396	58,301	44,847	258,399
Credit and Political Risk	63,036	68,582	47,483	47,085	47,499	37,451	210,649
TOTAL INSURANCE SEGMENT	$1,415,612	$1,470,805	$1,317,890	$1,469,622	$1,327,264	$1,103,198	$5,585,581

REINSURANCE SEGMENT
Liability	$198,861	$88,911	$156,500	$190,072	$284,348	$269,201	$719,831
Accident and Health	295,985	11,875	59,313	9,971	330,732	301,318	411,891
Professional Lines	136,201	66,597	27,575	173,056	133,579	131,255	400,807
Credit and Surety	115,237	63,873	53,944	76,872	103,876	83,221	298,565
Motor	140,115	30,231	22,035	35,814	151,714	223,524	239,794
Agriculture	22,399	10,904	39,312	49,971	27,826	16,441	128,012
Marine and Aviation	30,531	8,863	8,823	25,198	50,485	32,340	93,371
Run-off lines
Catastrophe	16,301	1,110	21,227	62,077	138,396	250,956	222,810
Property	9,605	4,611	2,173	20,386	76,323	126,455	103,492
Engineering	1,129	916	(984)	444	10,065	(2,428)	10,441
Total run-off lines	27,035	6,637	22,416	82,907	224,784	374,983	336,743
TOTAL REINSURANCE SEGMENT	$966,364	$287,891	$389,918	$643,861	$1,307,344	$1,432,283	$2,629,014

CONSOLIDATED TOTAL	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$2,535,481	$8,214,595

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$2,535,481	$8,214,595
Ceded premiums written	(773,620)	(662,142)	(671,024)	(796,636)	(821,736)	(756,595)	(2,951,539)
Net premiums written	1,608,356	1,096,554	1,036,784	1,316,847	1,812,872	1,778,886	5,263,056

Gross premiums earned	1,921,768	2,050,239	2,012,426	1,971,208	1,902,508	1,671,139	7,936,382
Ceded premiums earned	(691,569)	(710,077)	(727,560)	(694,156)	(644,262)	(567,417)	(2,776,056)
Net premiums earned	1,230,199	1,340,162	1,284,866	1,277,052	1,258,246	1,103,722	5,160,326
Other insurance related income	577	3,076	1,092	2,213	6,693	2,781	13,073
Total underwriting revenues	1,230,776	1,343,238	1,285,958	1,279,265	1,264,939	1,106,503	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	720,642	798,214	941,911	769,587	732,699	714,718	3,242,410
Acquisition costs	230,373	275,573	240,511	257,582	248,352	218,871	1,022,017
Underwriting-related general and administrative expenses	140,395	137,220	132,570	135,403	145,096	132,668	550,289
Total underwriting expenses	1,091,410	1,211,007	1,314,992	1,162,572	1,126,147	1,066,257	4,814,716

UNDERWRITING INCOME (LOSS)	$139,366	$132,231	$(29,034)	$116,693	$138,792	$40,246	$358,683

Catastrophe and weather-related losses, net of reinstatement premiums	$37,723	$63,610	$211,969	$67,119	$60,076	$110,250	$402,803
Net favorable prior year reserve development	$4,038	$7,901	$4,735	$3,940	$8,956	$5,317	$25,533

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.8%	55.5%	57.1%	55.3%	54.2%	55.1%	55.5%
Catastrophe and weather-related losses ratio	3.1%	4.7%	16.6%	5.3%	4.7%	10.1%	7.8%
Current accident year loss ratio	58.9%	60.2%	73.7%	60.6%	58.9%	65.2%	63.3%
Prior year reserve development ratio	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.4%)	(0.5%)
Net losses and loss expenses ratio	58.6%	59.6%	73.3%	60.3%	58.2%	64.8%	62.8%
Acquisition cost ratio	18.7%	20.6%	18.7%	20.2%	19.7%	19.8%	19.8%
General and administrative expenses ratio [a]	13.6%	13.9%	12.3%	12.9%	13.5%	14.3%	13.2%
Combined ratio	90.9%	94.1%	104.3%	93.4%	91.4%	98.9%	95.8%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,415,612	$1,470,805	$1,317,890	$1,469,622	$1,327,264	$1,103,198	$5,585,581
Ceded premiums written	(533,036)	(584,019)	(540,101)	(600,203)	(483,352)	(395,384)	(2,207,675)
Net premiums written	882,576	886,786	777,789	869,419	843,912	707,814	3,377,906

Gross premiums earned	1,370,696	1,368,859	1,331,887	1,285,275	1,233,281	1,012,941	5,219,303
Ceded premiums earned	(554,240)	(538,345)	(549,786)	(516,551)	(480,465)	(396,655)	(2,085,148)
Net premiums earned	816,456	830,514	782,101	768,724	752,816	616,286	3,134,155
Other insurance related income	54	89	151	237	82	415	559
Total underwriting revenues	816,510	830,603	782,252	768,961	752,898	616,701	3,134,714

UNDERWRITING EXPENSES
Net losses and loss expenses	449,467	439,268	519,006	421,836	405,745	356,898	1,785,854
Acquisition costs	147,058	154,859	139,436	144,732	138,812	117,679	577,838
Underwriting-related general and administrative expenses	116,630	113,106	108,072	108,577	113,950	103,303	443,704
Total underwriting expenses	713,155	707,233	766,514	675,145	658,507	577,880	2,807,396

UNDERWRITING INCOME	$103,355	$123,370	$15,738	$93,816	$94,391	$38,821	$327,318

Catastrophe and weather-related losses, net of reinstatement premiums	$24,333	$33,218	$112,799	$27,989	$32,730	$36,026	$206,735
Net favorable prior year reserve development	$1,041	$3,955	$2,558	$2,773	$7,062	$1,505	$16,350

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.2%	49.3%	52.6%	51.6%	50.5%	52.3%	51.0%
Catastrophe and weather-related losses ratio	3.0%	4.1%	14.1%	3.6%	4.3%	5.9%	6.5%
Current accident year loss ratio	55.2%	53.4%	66.7%	55.2%	54.8%	58.2%	57.5%
Prior year reserve development ratio	(0.1%)	(0.5%)	(0.3%)	(0.3%)	(0.9%)	(0.3%)	(0.5%)
Net losses and loss expenses ratio	55.1%	52.9%	66.4%	54.9%	53.9%	57.9%	57.0%
Acquisition cost ratio	18.0%	18.6%	17.8%	18.8%	18.4%	19.1%	18.4%
Underwriting-related general and administrative expenses ratio	14.2%	13.7%	13.8%	14.1%	15.2%	16.8%	14.2%
Combined ratio	87.3%	85.2%	98.0%	87.8%	87.5%	93.8%	89.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$966,364	$287,891	$389,918	$643,861	$1,307,344	$1,432,283	$2,629,014
Ceded premiums written	(240,584)	(78,123)	(130,923)	(196,433)	(338,384)	(361,211)	(743,864)
Net premiums written	725,780	209,768	258,995	447,428	968,960	1,071,072	1,885,150

Gross premiums earned	551,072	681,380	680,539	685,933	669,227	658,198	2,717,079
Ceded premiums earned	(137,329)	(171,732)	(177,774)	(177,605)	(163,797)	(170,762)	(690,908)
Net premiums earned	413,743	509,648	502,765	508,328	505,430	487,436	2,026,171
Other insurance related income	523	2,987	941	1,976	6,611	2,366	12,514
Total underwriting revenues	414,266	512,635	503,706	510,304	512,041	489,802	2,038,685

UNDERWRITING EXPENSES
Net losses and loss expenses	271,175	358,946	422,905	347,751	326,954	357,820	1,456,556
Acquisition costs	83,315	120,714	101,075	112,850	109,540	101,192	444,179
Underwriting-related general and administrative expenses	23,765	24,114	24,498	26,826	31,146	29,365	106,585
Total underwriting expenses	378,255	503,774	548,478	487,427	467,640	488,377	2,007,320

UNDERWRITING INCOME (LOSS)	$36,011	$8,861	$(44,772)	$22,877	$44,401	$1,425	$31,365

Catastrophe and weather-related losses, net of reinstatement premiums	$13,390	$30,392	$99,170	$39,130	$27,346	$74,224	$196,068
Net favorable prior year reserve development	$2,997	$3,946	$2,177	$1,167	$1,894	$3,812	$9,183

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	63.0%	65.5%	64.2%	60.9%	59.7%	58.6%	62.6%
Catastrophe and weather-related losses ratio	3.3%	5.7%	20.3%	7.7%	5.4%	15.6%	9.7%
Current accident year loss ratio	66.3%	71.2%	84.5%	68.6%	65.1%	74.2%	72.3%
Prior year reserve development ratio	(0.8%)	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(0.4%)
Net losses and loss expenses ratio	65.5%	70.4%	84.1%	68.4%	64.7%	73.4%	71.9%
Acquisition cost ratio	20.1%	23.7%	20.1%	22.2%	21.7%	20.8%	21.9%
Underwriting-related general and administrative expense ratio	5.8%	4.7%	4.9%	5.3%	6.1%	6.0%	5.3%
Combined ratio	91.4%	98.8%	109.1%	95.9%	92.5%	100.2%	99.1%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended March 31,
	2023			2022
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,415,612	$966,364	$2,381,976	$1,327,264	$1,307,344	$2,634,608
Premiums ceded to Harrington Re	3,097	130,310	133,407	3,987	129,814	133,801
Premiums ceded to Other Strategic Capital Partners	—	110,274	110,274	—	208,570	208,570
Premiums ceded to Other Reinsurers	529,939	—	529,939	479,365	—	479,365
Net premiums written	$882,576	$725,780	$1,608,356	$843,912	$968,960	$1,812,872

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$522	$522	$—	$6,056	$6,056
Offset to general and administrative expenses	—	7,389	7,389	—	11,561	11,561
Total Fee income	$—	$7,911	$7,911	$—	$17,617	$17,617

[a]    Total managed premiums represents gross premiums written of $2.4 billion and $2.6 billion for the three months ended March 31, 2023 and 2022, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022

Fixed maturities	$118,262	$105,077	$87,364	$72,607	$64,809	$69,470	$329,858
Other investments	486	24,242	(7,576)	14,327	26,050	41,833	57,043
Equity securities	2,455	3,041	2,490	2,688	2,172	2,498	10,390
Mortgage loans	8,386	8,084	6,256	4,903	4,163	4,187	23,407
Cash and cash equivalents	10,012	10,127	5,350	3,679	1,118	2,336	20,273
Short-term investments	1,660	1,964	1,004	402	166	133	3,535

Gross investment income	141,261	152,535	94,888	98,606	98,478	120,457	444,506
Investment expenses	(7,490)	(5,450)	(6,711)	(6,392)	(7,123)	(6,292)	(25,677)

Net investment income	$133,771	$147,085	$88,177	$92,214	$91,355	$114,165	$418,829

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2023	2022	2022	2022	2022	2021
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,627,555	$11,326,894	$10,784,353	$11,304,682	$11,456,024	$11,728,611
Fixed maturities, held to maturity, at amortized cost	716,768	698,351	690,380	641,428	493,509	404,690
Equity securities, at fair value	573,916	485,253	469,839	522,161	563,950	547,676
Mortgage loans, held for investment, at fair value	634,470	627,437	653,700	656,112	627,063	629,576
Other investments, at fair value	1,008,887	996,751	970,310	981,774	954,602	790,530
Equity method investments	146,083	148,288	151,333	158,893	157,843	123,370
Short-term investments, at fair value	70,416	70,310	80,260	65,683	70,385	185,699
Total investments	14,778,095	14,353,284	13,800,175	14,330,733	14,323,376	14,410,152
Cash and cash equivalents	1,179,295	1,174,653	1,835,262	1,497,928	1,706,711	1,560,279
Accrued interest receivable	97,983	94,418	77,771	73,873	64,906	61,222
Insurance and reinsurance premium balances receivable	3,119,158	2,733,464	2,788,484	3,174,117	3,163,990	3,367,142
Reinsurance recoverable on unpaid losses and loss expenses	5,823,417	5,831,172	5,244,263	5,008,583	4,957,080	4,533,232
Reinsurance recoverable on paid losses and loss expenses	593,013	539,676	438,497	510,613	612,027	459,411
Deferred acquisition costs	560,173	473,569	541,544	576,237	575,250	577,509
Prepaid reinsurance premiums	1,632,513	1,550,370	1,597,586	1,656,643	1,555,303	1,379,450
Receivable for investments sold	7,079	16,052	6,452	10,421	55,473	1,450
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	195,071	197,800	200,529	203,259	205,988	216,904
Value of business acquired	—	—	—	—	—	2,826
Operating lease right-of-use assets	88,155	92,214	96,631	94,451	98,837	116,693
Other assets	390,224	438,338	391,758	381,768	388,816	298,756
TOTAL ASSETS	$28,564,977	$27,595,811	$27,119,753	$27,619,427	$27,808,558	$27,085,827

LIABILITIES
Reserve for losses and loss expenses	$15,314,644	$15,168,863	$14,652,196	$14,398,039	$14,470,155	$14,025,274
Unearned premiums	4,821,775	4,361,447	4,650,934	4,963,138	4,824,128	4,551,424
Insurance and reinsurance balances payable	1,574,608	1,522,764	1,569,946	1,624,184	1,522,258	1,231,403
Debt	1,312,658	1,312,314	1,312,633	1,311,637	1,311,304	1,310,009
Federal Home Loan Bank advances	85,790	81,388	80,540	—	—	—
Payable for investments purchased	78,711	19,693	78,956	186,921	127,284	389,925
Operating lease liabilities	99,130	102,577	103,345	105,129	113,340	134,002
Other liabilities	317,432	386,855	327,780	327,748	319,549	267,400
TOTAL LIABILITIES	23,604,748	22,955,901	22,776,330	22,916,796	22,688,018	21,909,437

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,347,637	2,366,253	2,354,895	2,341,507	2,328,986	2,316,147
Accumulated other comprehensive income (loss)	(571,896)	(760,300)	(1,042,650)	(724,114)	(338,300)	214,861
Retained earnings	6,381,201	6,247,022	6,244,268	6,298,680	6,308,712	5,842,850
Treasury shares, at cost	(3,748,919)	(3,765,271)	(3,765,296)	(3,765,648)	(3,731,064)	(3,749,674)
TOTAL SHAREHOLDERS' EQUITY	4,960,229	4,639,910	4,343,423	4,702,631	5,120,540	5,176,390

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$28,564,977	$27,595,811	$27,119,753	$27,619,427	$27,808,558	$27,085,827

Common shares outstanding	85,183	84,668	84,666	84,655	85,276	84,753
Diluted common shares outstanding [a]	87,660	87,113	87,205	87,201	87,948	87,235
Book value per common share	$51.77	$48.31	$44.80	$49.05	$53.60	$54.59
Book value per diluted common share	$50.31	$46.95	$43.50	$47.62	$51.97	$53.03
Tangible book value per diluted common share	$47.53	$44.13	$40.64	$44.74	$49.08	$49.91
Debt to total capital [b]	20.9%	22.0%	23.2%	21.8%	20.4%	20.2%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At March 31, 2023						At December 31, 2022
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,956,074	$—	$15,733	$(70,495)	$2,901,312	18.1%	$2,639,330	16.8%
Non-U.S. government	587,923	(28)	3,511	(33,329)	558,077	3.5%	562,029	3.6%
Corporate debt	4,619,198	(12,436)	12,264	(321,814)	4,297,212	26.9%	4,255,556	27.2%
Agency RMBS	1,344,187	—	9,111	(81,137)	1,272,161	8.0%	1,202,785	7.7%
CMBS	996,699	—	165	(73,361)	923,503	5.8%	947,778	6.1%
Non-Agency RMBS	145,288	(98)	134	(15,839)	129,485	0.8%	133,534	0.9%
ABS	1,454,488	(36)	828	(57,897)	1,397,383	8.7%	1,429,527	9.2%
Municipals	160,641	(47)	317	(12,489)	148,422	0.9%	156,355	1.0%
Total fixed maturities, available for sale, at fair value	12,264,498	(12,645)	42,063	(666,361)	11,627,555	72.7%	11,326,894	72.5%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	85,200	—	—	—	85,200	0.5%	85,200	0.5%
ABS	631,568	—	—	—	631,568	4.0%	613,151	4.0%
Total fixed maturities, held to maturity, at amortized cost	716,768	—	—	—	716,768	4.5%	698,351	4.5%

Equity securities, at fair value
Common stocks	3,130	—	321	(437)	3,014	—%	7,473	—%
Preferred Stocks	115	—	—	(113)	2	—%	72	—%
Exchange-traded funds	199,212	—	83,523	(3,016)	279,719	1.8%	269,806	1.7%
Bond mutual funds	356,836	—	50	(65,705)	291,181	1.8%	207,902	1.4%
Total equity securities, at fair value	559,293	—	83,894	(69,271)	573,916	3.6%	485,253	3.1%

Total fixed maturities and equity securities	$13,540,559	$(12,645)	$125,957	$(735,632)	12,918,239	80.8%	12,510,498	80.1%
Mortgage loans, held for investment					634,470	4.0%	627,437	4.0%
Other investments					1,008,887	6.3%	996,751	6.4%
Equity method investments					146,083	0.9%	148,288	0.9%
Short-term investments					70,416	0.5%	70,310	0.5%
Total investments					14,778,095	92.5%	14,353,284	91.9%
Cash and cash equivalents [a]					1,179,295	7.4%	1,174,653	7.5%
Accrued interest receivable					97,983	0.6%	94,418	0.6%
Net receivable/(payable) for investments sold (purchased)					(71,632)	(0.5%)	(3,641)	—%
Total cash and invested assets					$15,983,741	100.0%	$15,618,714	100.0%

[a]    Includes $362 million and $423 million of restricted cash and cash equivalents at March 31, 2023 and December 31, 2022, respectively.

	At March 31, 2023		At December 31, 2022
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	30,721	3.0%	32,616	3.3%
Direct lending funds	258,183	25.6%	258,626	25.9%
Real estate funds	300,152	29.8%	298,499	29.9%
Private equity funds	273,859	27.1%	265,836	26.7%
Other privately held investments	140,953	14.0%	136,158	13.7%
Collateralized loan obligations - equity tranches	5,019	0.5%	5,016	0.5%
Total	$1,008,887	100.0%	$996,751	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	18.1%	16.8%	15.3%	15.5%	14.3%	14.0%
Non-U.S. government	3.5%	3.6%	3.3%	4.2%	4.6%	4.6%
Corporate debt	26.9%	27.2%	26.5%	27.6%	27.9%	28.7%
MBS:
Agency RMBS	8.0%	7.7%	6.5%	6.5%	5.8%	7.7%
CMBS	5.8%	6.1%	6.4%	6.9%	7.2%	8.1%
Non-agency RMBS	0.8%	0.9%	0.9%	0.9%	1.1%	1.1%
ABS	8.7%	9.2%	9.2%	9.3%	9.6%	9.0%
Municipals	0.9%	1.0%	0.9%	1.0%	1.0%	1.8%

Total Fixed Maturities, available for sale	72.7%	72.5%	69.0%	71.9%	71.5%	75.0%
Fixed Maturities, held to maturity:
Corporate debt	0.5%	0.5%	0.5%	0.4%	0.3%	—%
ABS	4.0%	4.0%	3.9%	3.7%	2.8%	2.6%

Total Fixed Maturities, held to maturity	4.5%	4.5%	4.4%	4.1%	3.1%	2.6%
Equity securities	3.6%	3.1%	3.0%	3.3%	3.5%	3.5%
Mortgage loans	4.0%	4.0%	4.2%	4.2%	3.9%	4.0%
Other investments	6.3%	6.4%	6.2%	6.2%	6.0%	5.1%
Equity method investments	0.9%	0.9%	1.0%	1.0%	1.0%	0.8%
Short-term investments	0.5%	0.5%	0.4%	0.4%	0.4%	1.1%

Total Investments	92.5%	91.9%	88.2%	91.1%	89.4%	92.1%
Cash and cash equivalents	7.4%	7.5%	11.7%	9.5%	10.7%	10.0%
Accrued interest receivable	0.6%	0.6%	0.5%	0.5%	0.4%	0.4%
Net receivable/(payable) for investments sold (purchased)	(0.5%)	—%	(0.4%)	(1.1%)	(0.5%)	(2.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	23.5%	21.9%	20.8%	20.4%	19.0%	18.0%
AAA	34.3%	34.9%	35.2%	35.1%	35.0%	37.0%
AA	7.1%	7.3%	7.5%	7.7%	7.6%	7.8%
A	14.9%	15.3%	15.7%	15.8%	15.9%	15.2%
BBB	11.3%	11.5%	11.6%	12.0%	12.8%	13.4%
Below BBB	8.9%	9.1%	9.2%	9.0%	9.7%	8.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.5%	3.4%	5.4%	4.9%	4.2%	5.0%
From one to five years	42.4%	42.5%	39.0%	39.2%	38.5%	36.9%
From five to ten years	16.4%	16.4%	17.1%	18.1%	19.5%	19.5%
Above ten years	1.4%	1.7%	1.8%	2.0%	2.3%	1.9%
Asset-backed and mortgage-backed securities	35.3%	36.0%	36.7%	35.8%	35.5%	36.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	3.7%	3.5%	2.9%	2.4%	2.1%	2.1%
Yield to maturity of fixed maturities	5.4%	5.6%	5.5%	4.3%	3.1%	1.5%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	3.0 yrs	2.9 yrs	3.0 yrs	3.1 yrs	3.3 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At March 31, 2023

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$780,217	18.2%	4.9%
Non-U.S. banks	356,868	8.3%	2.2%
Corporate/commercial finance	293,681	6.8%	1.8%
Insurance	142,453	3.3%	0.9%
Investment brokerage	85,051	2.0%	0.5%
Total financial institutions	1,658,270	38.6%	10.3%
Consumer non-cyclicals	384,468	8.9%	2.4%
Communications	241,252	5.6%	1.5%
Consumer cyclical	188,143	4.4%	1.2%
Utilities	175,124	4.1%	1.1%
Technology	148,712	3.5%	0.9%
Industrials	136,480	3.2%	0.9%
Energy	128,244	3.0%	0.8%
Non-U.S. government guaranteed	105,297	2.5%	0.7%
Transportation	90,664	2.1%	0.6%
Total investment grade	3,256,654	75.9%	20.4%

Total non-investment grade	1,040,558	24.1%	6.5%

Total corporate debt, available for sale, at fair value	$4,297,212	100.0%	26.9%

Total corporate debt, held to maturity, at amortized cost	$85,200	100.0%	0.5%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At March 31, 2023

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$126,481	$(11,584)	$114,897	0.9%
GOLDMAN SACHS GROUP	114,405	(8,792)	105,613	0.9%
MORGAN STANLEY	115,726	(10,340)	105,386	0.9%
WELLS FARGO & COMPANY	107,606	(8,778)	98,828	0.8%
JP MORGAN CHASE & CO	102,635	(11,336)	91,299	0.7%
CITIGROUP INC	86,232	(7,950)	78,282	0.6%
AT&T INC	46,235	(5,338)	40,897	0.3%
COMCAST CORPORATION	41,055	(2,637)	38,418	0.3%
MITSUBISHI UFJ FINANCIAL GROUP INC	38,673	(3,777)	34,896	0.3%
CHARTER COMMUNICATIONS INC	34,627	(2,489)	32,138	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At March 31, 2023

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,272,161	$119,330	$4,029	$3,693	$114	$2,319	$1,401,646
Commercial MBS	46,367	805,281	66,879	4,976	—	—	923,503
ABS	—	1,138,592	109,533	90,826	32,328	26,104	1,397,383

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,318,528	$2,063,203	$180,441	$99,495	$32,442	$28,423	$3,722,532

Percentage of total	35.4%	55.4%	4.8%	2.7%	0.9%	0.8%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$397,530	$234,038	$—	$—	$—	$631,568

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$397,530	$234,038	$—	$—	$—	$631,568

Percentage of total	—%	62.9%	37.1%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$438,780	$394,817	$294,560	$382,001	$445,134	$329,210
Reinsurance	154,233	144,859	143,937	128,612	166,893	130,201
Total	$593,013	$539,676	$438,497	$510,613	$612,027	$459,411

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$1,152,901	$1,152,659	$877,360	$808,623	$821,432	$870,816
Reinsurance	695,196	677,591	658,797	670,173	639,251	491,517
Total	$1,848,097	$1,830,250	$1,536,157	$1,478,796	$1,460,683	$1,362,333

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$3,034,739	$3,008,010	$2,744,920	$2,622,990	$2,592,388	$2,329,090
Reinsurance	972,928	1,023,627	992,208	935,198	932,801	866,927
Total	$4,007,667	$4,031,637	$3,737,128	$3,558,188	$3,525,189	$3,196,017

Allowance for expected credit losses:
Insurance	$(29,335)	$(27,463)	$(26,234)	$(25,682)	$(25,475)	$(22,037)
Reinsurance	(3,012)	(3,252)	(2,788)	(2,719)	(3,317)	(3,081)
Total	$(32,347)	$(30,715)	$(29,022)	$(28,401)	$(28,792)	$(25,118)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$4,597,085	$4,528,023	$3,890,606	$3,787,932	$3,833,479	$3,507,079
Reinsurance	1,819,345	1,842,825	1,792,154	1,731,264	1,735,628	1,485,564
Total	$6,416,430	$6,370,848	$5,682,760	$5,519,196	$5,569,107	$4,992,643

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At March 31, 2023

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$3,474,178	$(1,356,024)	$2,118,154	47.3%	42.7%	$(12,293)	0.4%	$3,461,885
Other reinsurers balances > $20 million	2,512,112	(489,710)	2,022,402	45.2%	40.8%	(16,442)	0.7%	2,495,670
Other reinsurers balances < $20 million	462,487	(126,818)	335,669	7.5%	6.7%	(3,612)	0.8%	458,875
Total	$6,448,777	$(1,972,552)	$4,476,225	100.0%	90.2%	$(32,347)	0.5%	$6,416,430

At March 31, 2023, reinsurance recoverable balances, gross of collateral, of 82.5% (December 31, 2022: 81.8%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.0%	11.8%
2	Lloyds of London	7.2%	6.5%
3	Harrington Re Ltd.	6.9%	6.2%
4	Transatlantic Reinsurance Co	6.0%	5.4%
5	Hannover Ruck SE	5.7%	5.1%
6	SCOR Reinsurance Company	4.3%	3.9%
7	Partner Reinsurance Co of the US	4.2%	3.8%
8	Everest Reinsurance Company	3.4%	3.1%
9	Munich Reinsurance America, Inc	3.3%	2.9%
10	Swiss Reinsurance Company Ltd.	2.9%	2.7%
		56.9%	51.4%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$15,168,863	$(5,831,172)	$9,337,691	$14,653,094	$(5,017,611)	$9,635,483
Incurred losses and loss expenses	1,060,937	(340,295)	720,642	1,055,949	(323,250)	732,699
Paid losses and loss expenses	(979,500)	366,300	(613,200)	(1,159,441)	375,995	(783,446)
Foreign exchange and other	64,344	(18,250)	46,094	(79,447)	7,786	(71,661)

End of period [a]	$15,314,644	$(5,823,417)	$9,491,227	$14,470,155	$(4,957,080)	$9,513,075

[a]  At March 31, 2023, reserve for losses and loss expenses included IBNR of $9.6 billion, or 63% (December 31, 2022: $9.6 billion, or 63%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended March 31, 2023			Three months ended March 31, 2022
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$557,669	$421,831	$979,500	$699,362	$460,079	$1,159,441
Reinsurance recoverable on paid losses and loss expenses	(285,428)	(80,872)	(366,300)	(289,540)	(86,455)	(375,995)
Net paid losses and loss expenses	272,241	340,959	613,200	409,822	373,624	783,446

Gross case reserves	55,769	27,748	83,517	(202,202)	21,633	(180,569)
Gross IBNR	130,922	(133,002)	(2,080)	142,331	(65,254)	77,077
Reinsurance recoverable on unpaid losses and loss expenses	(9,465)	35,470	26,005	55,794	(3,049)	52,745
Net unpaid losses and loss expenses	177,226	(69,784)	107,442	(4,077)	(46,670)	(50,747)

Total net incurred losses and loss expenses	$449,467	$271,175	$720,642	$405,745	$326,954	$732,699

Gross reserve for losses and loss expenses	$8,599,025	$6,715,619	$15,314,644	$7,719,773	$6,750,382	$14,470,155

Net favorable prior year reserve development	$1,041	$2,997	$4,038	$7,062	$1,894	$8,956

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	60.6%	125.7%	85.1%	101.0%	114.3%	106.9%

Net paid losses and loss expenses / Net premiums earned	33.3%	82.4%	49.8%	54.4%	73.9%	62.3%
Net unpaid losses and loss expenses / Net premiums earned	21.8%	(16.9%)	8.8%	(0.5%)	(9.2%)	(4.1%)
Net losses and loss expenses ratio	55.1%	65.5%	58.6%	53.9%	64.7%	58.2%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
INSURANCE SEGMENT
Gross paid losses and loss expenses	$557,669	$605,505	$474,475	$549,819	$699,362	$573,209	$2,329,161
Reinsurance recoverable on paid losses and loss expenses	(285,428)	(274,278)	(172,617)	(217,004)	(289,540)	(237,739)	(953,438)
Net paid losses and loss expenses	272,241	331,227	301,858	332,815	409,822	335,470	1,375,723

Gross case reserves	55,769	131,714	162,750	3,879	(202,202)	(19,290)	96,140
Gross IBNR	130,922	68,639	276,075	126,823	142,331	48,294	613,866
Reinsurance recoverable on unpaid losses and loss expenses	(9,465)	(92,312)	(221,677)	(41,681)	55,794	(7,576)	(299,875)
Net unpaid losses and loss expenses	177,226	108,041	217,148	89,021	(4,077)	21,428	410,131

Total net incurred losses and loss expenses	$449,467	$439,268	$519,006	$421,836	$405,745	$356,898	$1,785,854

Gross reserve for losses and loss expenses	$8,599,025	$8,381,593	$8,092,090	$7,764,775	$7,719,773	$7,368,569	$8,381,593

Net favorable prior year reserve development	$1,041	$3,955	$2,558	$2,773	$7,062	$1,505	$16,350

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	60.6%	75.4%	58.2%	78.9%	101.0%	94.0%	77.0%

Net paid losses and loss expenses / Net premiums earned	33.3%	39.9%	38.6%	43.3%	54.4%	54.4%	43.9%
Net unpaid losses and loss expenses / Net premiums earned	21.8%	13.0%	27.8%	11.6%	(0.5%)	3.5%	13.1%
Net losses and loss expenses ratio	55.1%	52.9%	66.4%	54.9%	53.9%	57.9%	57.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021	2022
REINSURANCE SEGMENT
Gross paid losses and loss expenses	$421,831	$439,623	$492,973	$440,219	$460,079	$408,336	$1,832,894
Reinsurance recoverable on paid losses and loss expenses	(80,872)	(85,613)	(100,316)	(81,162)	(86,455)	(50,723)	(353,547)
Net paid losses and loss expenses	340,959	354,010	392,657	359,057	373,624	357,613	1,479,347

Gross case reserves	27,748	22,597	(36,789)	99,716	21,633	4,616	107,158
Gross IBNR	(133,002)	17,823	127,731	(62,967)	(65,254)	77,064	17,334
Reinsurance recoverable on unpaid losses and loss expenses	35,470	(35,484)	(60,694)	(48,055)	(3,049)	(81,473)	(147,283)
Net unpaid losses and loss expenses	(69,784)	4,936	30,248	(11,306)	(46,670)	207	(22,791)

Total net incurred losses and loss expenses	$271,175	$358,946	$422,905	$347,751	$326,954	$357,820	$1,456,556

Gross reserve for losses and loss expenses	$6,715,619	$6,787,270	$6,560,106	$6,633,264	$6,750,382	$6,656,705	$6,787,270

Net favorable prior year reserve development	$2,997	$3,946	$2,177	$1,167	$1,894	$3,812	$9,183

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	125.7%	98.6%	92.8%	103.3%	114.3%	99.9%	101.6%

Net paid losses and loss expenses / Net premiums earned	82.4%	69.5%	78.1%	70.6%	73.9%	73.4%	73.0%
Net unpaid losses and loss expenses / Net premiums earned	(16.9%)	0.9%	6.0%	(2.2%)	(9.2%)	—%	(1.1%)
Net losses and loss expenses ratio	65.5%	70.4%	84.1%	68.4%	64.7%	73.4%	71.9%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2023

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$67	1.5%	$82	1.9%	$109	2.5%
Northeast	U.S. Hurricane	11	0.2%	31	0.7%	65	1.5%
Mid-Atlantic	U.S. Hurricane	24	0.5%	51	1.2%	82	1.9%
Gulf of Mexico	U.S. Hurricane	63	1.4%	81	1.8%	107	2.4%
Europe	Windstorm	39	0.9%	55	1.2%	75	1.7%
Japan	Windstorm	11	0.2%	13	0.3%	21	0.5%
Japan	Earthquake	32	0.7%	49	1.1%	85	1.9%
California	Earthquake	61	1.4%	86	2.0%	121	2.7%

The table above shows our net Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at April 1, 2023. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $82 million. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $82 million. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $82 million.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from Verisk Analytics, Inc.. Additionally, we have included our estimate of non-modeled perils and other factors, which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended March 31,
	2023	2022

Net income available to common shareholders	$172,534	$141,637

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,864	84,961
Dilutive share equivalents:
Share-based compensation plans	989	847
Weighted average diluted common shares outstanding	85,853	85,808

EARNINGS PER COMMON SHARE
Earnings per common share	$2.03	$1.67
Earnings per diluted common share	$2.01	$1.65

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021

Net income (loss) available (attributable) to common shareholders	$172,534	$40,928	$(16,947)	$27,215	$141,637	$115,737

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,668	84,666	84,655	85,276	84,774	84,353
Shares issued and treasury shares reissued	777	8	17	19	747	589
Shares repurchased for treasury	(262)	(6)	(6)	(640)	(245)	(189)
Common shares - at end of period	85,183	84,668	84,666	84,655	85,276	84,753

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,864	84,667	84,660	85,173	84,961	84,514
Dilutive share equivalents:
Share-based compensation plans [a]	989	988	—	670	847	451
Weighted average diluted common shares outstanding	85,853	85,655	84,660	85,843	85,808	84,965

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.03	$0.48	($0.20)	$0.32	$1.67	$1.37
Earnings (loss) per diluted common share	$2.01	$0.48	($0.20)	$0.32	$1.65	$1.36

[a] Due to the net loss attributable to common shareholders recognized for the quarter ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2023

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.52

Book value per common share	$4,410,229	85,183	$51.77

Dilutive securities: [b]
Restricted stock units		2,477	(1.46)
Book value per diluted common share	$4,410,229	87,660	$50.31

	At December 31, 2022

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$54.17

Book value per common share	$4,089,910	84,668	$48.31

Dilutive securities: [b]
Restricted stock units		2,445	(1.36)
Book value per diluted common share	$4,089,910	87,113	$46.95

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]   Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q1 2021

Common shareholders' equity	$4,410,229	$4,089,910	$3,793,423	$4,152,631	$4,570,540	$4,626,390
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(195,071)	(197,800)	(200,529)	(203,259)	(205,988)	(216,904)
Associated tax impact	52,235	52,856	52,086	52,546	53,055	45,565
Tangible common shareholders' equity	$4,166,592	$3,844,165	$3,544,179	$3,901,117	$4,316,806	$4,354,250

Diluted common shares outstanding, net of treasury shares [a]	87,660	87,113	87,205	87,201	87,948	87,235

Book value per diluted common share	$50.31	$46.95	$43.50	$47.62	$51.97	$53.03

Tangible book value per diluted common share	$47.53	$44.13	$40.64	$44.74	$49.08	$49.91

[a] Diluted common shares outstanding, net of treasury shares, is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended March 31,
	2023	2022
Net income available to common shareholders	$172,534	$141,637
Net investment (gains) losses [a]	20,190	94,508
Foreign exchange losses (gains) [b]	8,710	(44,273)
Interest in (income) loss of equity method investments [c]	2,205	(11,550)
Income tax benefit	(3,585)	(497)
Operating income	$200,054	$179,825

Earnings per diluted common share	$2.01	$1.65
Net investment (gains) losses	0.24	1.10
Foreign exchange losses (gains)	0.10	(0.52)
Interest in (income) loss of equity method investments	0.03	(0.13)
Income tax benefit	(0.05)	(0.01)
Operating income per diluted common share	$2.33	$2.09

Weighted average diluted common shares outstanding	85,853	85,808

Average common shareholders' equity	$4,250,070	$4,715,599

Annualized return on average common equity	16.2%	12.0%

Annualized operating return on average common equity	18.8%	15.3%

[a] Tax expense (benefit) of $(1,528) and $(13,313) for the three months ended March 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b] Tax expense (benefit) of $(2,057) and $12,816 for the three months ended March 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of $nil for the three months ended March 31, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains) and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments recognized in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains) and interest in income (loss) of equity method investments in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains) and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S EXIT FROM CATASTROPHE AND PROPERTY LINES OF BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Catastrophe and Property [a]

	Quarter-to-date
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
UNDERWRITING REVENUES
Gross written premiums	$25,906	$5,720	$23,400	$82,463	$214,719	$23,999	$126,980	$177,414	$377,411
Ceded premiums written	(5,130)	526	(35,425)	(26,892)	(82,975)	(5,650)	(99,619)	(54,977)	(134,819)
Net premiums written	20,776	6,246	(12,025)	55,571	131,744	18,348	27,362	122,436	242,592

Gross Premiums earned	42,803	84,745	100,360	124,503	136,273	184,236	198,263	189,985	199,921
Ceded premiums earned	(10,834)	(28,886)	(40,327)	(43,697)	(41,258)	(89,389)	(83,351)	(65,995)	(63,802)
Net premiums earned	31,969	55,859	60,033	80,806	95,014	94,847	114,912	123,990	136,119
Other insurance related income (loss)	91	13	126	36	44	(1,419)	1,543	15	(327)
Total underwriting revenues	32,059	55,872	60,159	80,842	95,058	93,427	116,455	124,005	135,792

UNDERWRITING EXPENSES
Net losses and loss expenses	(13,992)	20,097	104,330	63,548	15,981	63,085	181,543	49,422	117,446
Acquisition costs	7,137	11,601	10,347	14,208	15,689	17,747	19,224	21,771	23,149
Underwriting-related general and administrative expenses [b]	1,566	2,128	2,596	2,850	5,739	1,119	2,659	4,322	4,572
Total underwriting expenses	(5,289)	33,826	117,272	80,606	37,410	81,951	203,425	75,515	145,167

UNDERWRITING INCOME (LOSS)	$37,348	$22,046	$(57,113)	$237	$57,649	$11,476	$(86,970)	$48,490	$(9,376)

Catastrophe and weather-related losses, net of reinstatement premiums	$12,252	$8,930	$83,157	$38,020	$12,999	$29,609	$139,714	$16,876	$73,737
Net favorable (adverse) prior year reserve development	$37,941	$10,673	$7,694	$1,360	$22,293	$(151)	$5,937	$8,653	$3,175

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	36.6%	43.5%	39.3%	32.8%	26.6%	34.0%	36.3%	33.1%	32.4%
Catastrophe and weather-related losses ratio	38.3%	11.6%	147.3%	47.5%	13.7%	32.4%	126.8%	13.7%	56.2%
Current accident year loss ratio	74.9%	55.1%	186.6%	80.3%	40.3%	66.4%	163.2%	46.8%	88.6%
Prior year reserve development ratio	(118.7%)	(19.1%)	(12.8%)	(1.7%)	(23.5%)	0.2%	(5.2%)	(7.0%)	(2.3%)
Net losses and loss expenses ratio	(43.8%)	36.0%	173.8%	78.6%	16.8%	66.5%	158.0%	39.9%	86.3%
Acquisition cost ratio	22.3%	20.8%	17.2%	17.6%	16.5%	18.7%	16.7%	17.6%	17.0%
Underwriting-related general and administrative expense ratio	4.9%	3.8%	4.3%	3.5%	6.0%	1.2%	2.3%	3.5%	3.4%
Combined ratio	(16.5%)	60.6%	195.3%	99.8%	39.4%	86.4%	177.0%	60.9%	106.6%

[a] Catastrophe and Property refers to business written by the AXIS Re as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operation.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Specialty Reinsurance [a]

	Quarter-to-date
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
UNDERWRITING REVENUES
Gross written premiums	$940,458	$282,171	$366,518	$561,398	$1,092,625	$223,767	$343,009	$495,300	$1,054,872
Ceded premiums written	(235,454)	(78,649)	(95,498)	(169,541)	(255,410)	(61,400)	(81,391)	(126,764)	(226,391)
Net premiums written	705,004	203,522	271,020	391,857	837,215	162,366	261,618	368,536	828,481

Gross Premiums earned	508,269	596,635	580,179	561,430	532,953	539,641	538,467	527,884	458,277
Ceded premiums earned	(126,494)	(142,846)	(137,447)	(133,908)	(122,538)	(119,096)	(122,961)	(126,608)	(106,960)
Net premiums earned	381,775	453,789	442,732	427,522	410,415	420,545	415,507	401,276	351,317
Other insurance related income	432	2,974	815	1,940	6,567	8,225	5,654	5,250	2,693
Total underwriting revenues	382,207	456,763	443,547	429,462	416,983	428,770	421,160	406,525	354,010

UNDERWRITING EXPENSES
Net losses and loss expenses	285,167	338,849	318,575	284,203	310,973	269,895	287,146	284,876	240,374
Acquisition costs	76,178	109,113	90,728	98,642	93,850	98,261	88,959	90,336	78,043
Underwriting-related general and administrative expenses [b]	22,199	21,986	21,903	23,977	25,407	17,755	27,262	25,070	24,792
Total underwriting expenses	383,544	469,948	431,206	406,821	430,230	385,910	403,367	400,282	343,209

UNDERWRITING INCOME (LOSS)	$(1,337)	$(13,185)	$12,340	$22,641	$(13,248)	$42,860	$17,793	$6,243	$10,800

Catastrophe and weather-related losses, net of reinstatement premiums	$1,138	$21,463	$16,013	$1,110	$14,347	$1,946	$5,243	$598	$487
Net favorable (adverse) prior year reserve development	$(34,945)	$(6,726)	$(5,517)	$(193)	$(20,400)	$4,413	$(344)	$(8,271)	$637

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	65.2%	68.4%	67.1%	66.2%	67.3%	64.7%	67.8%	68.8%	68.5%
Catastrophe and weather-related losses ratio	0.3%	4.8%	3.6%	0.3%	3.5%	0.5%	1.3%	0.1%	0.1%
Current accident year loss ratio	65.5%	73.2%	70.7%	66.4%	70.8%	65.2%	69.0%	68.9%	68.6%
Prior year reserve development ratio	9.2%	1.5%	1.2%	—%	5.0%	(1.0%)	0.1%	2.1%	(0.2%)
Net losses and loss expenses ratio	74.7%	74.7%	72.0%	66.5%	75.8%	64.2%	69.1%	71.0%	68.4%
Acquisition cost ratio	20.0%	24.0%	20.5%	23.1%	22.9%	23.4%	21.4%	22.5%	22.2%
Underwriting-related general and administrative expense ratio	5.8%	4.8%	4.9%	5.6%	6.2%	4.2%	6.6%	6.2%	7.1%
Combined ratio	100.5%	103.6%	97.4%	95.2%	104.8%	91.8%	97.1%	99.8%	97.7%

[a] Specialty Reinsurance refers to business written by the AXIS Re including liability, accident and health, professional lines, credit and surety, motor, agriculture, marine and aviation, and engineering as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total [a]

	Quarter-to-date
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
UNDERWRITING REVENUES
Gross written premiums	$966,364	$287,891	$389,918	$643,861	$1,307,344	$247,765	$469,989	$672,714	$1,432,283
Ceded premiums written	(240,584)	(78,123)	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)	(181,741)	(361,211)
Net premiums written	725,780	209,768	258,995	447,428	968,960	180,714	288,979	490,972	1,071,072

Gross Premiums earned	551,072	681,380	680,539	685,933	669,227	723,877	736,730	717,869	658,198
Ceded premiums earned	(137,329)	(171,732)	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)	(192,603)	(170,762)
Net premiums earned	413,743	509,648	502,765	508,328	505,430	515,391	530,419	525,266	487,436
Other insurance related income	523	2,987	941	1,976	6,611	6,806	7,197	5,265	2,366
Total underwriting revenues	414,266	512,635	503,706	510,304	512,041	522,197	537,616	530,531	489,802

UNDERWRITING EXPENSES
Net losses and loss expenses	271,175	358,946	422,905	347,751	326,954	332,979	468,688	334,298	357,820
Acquisition costs	83,315	120,714	101,075	112,850	109,540	116,008	108,183	112,107	101,192
Underwriting-related general and administrative expenses	23,765	24,114	24,498	26,826	31,146	18,874	29,921	29,392	29,365
Total underwriting expenses	378,255	503,774	548,478	487,427	467,640	467,861	606,792	475,797	488,377

UNDERWRITING INCOME (LOSS)	$36,011	$8,861	$(44,772)	$22,877	$44,401	$54,336	$(69,176)	$54,733	$1,425

Catastrophe and weather-related losses, net of reinstatement premiums	$13,390	$30,392	$99,170	$39,130	$27,346	$31,555	$144,957	$17,474	$74,224
Net favorable prior year reserve development	$2,997	$3,946	$2,177	$1,167	$1,894	$4,262	$5,594	$382	$3,812

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	63.0%	65.5%	64.2%	60.9%	59.7%	59.2%	61.4%	60.4%	58.6%
Catastrophe and weather-related losses ratio	3.3%	5.7%	20.3%	7.7%	5.4%	6.2%	28.0%	3.3%	15.6%
Current accident year loss ratio	66.3%	71.2%	84.5%	68.6%	65.1%	65.4%	89.4%	63.7%	74.2%
Prior year reserve development ratio	(0.8%)	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)	(0.1%)	(0.8%)
Net losses and loss expenses ratio	65.5%	70.4%	84.1%	68.4%	64.7%	64.6%	88.4%	63.6%	73.4%
Acquisition cost ratio	20.1%	23.7%	20.1%	22.2%	21.7%	22.5%	20.4%	21.3%	20.8%
Underwriting-related general and administrative expense ratio	5.8%	4.7%	4.9%	5.3%	6.1%	3.7%	5.6%	5.6%	6.0%
Combined ratio	91.4%	98.8%	109.1%	95.9%	92.5%	90.8%	114.4%	90.6%	100.2%

[a] Reinsurance Total refers to business written by the AXIS Re including Catastrophe and Property, and Specialty Reinsurance.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data

	Quarter-to-date
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
UNDERWRITING REVENUES
Gross written premiums	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489	$1,941,186	$2,535,481
Ceded premiums written	(773,620)	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)	(737,328)	(756,595)
Net premiums written	1,608,356	1,096,554	1,036,784	1,316,847	1,812,872	947,408	996,471	1,203,858	1,778,886

Gross Premiums earned	1,921,768	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280	1,794,769	1,671,139
Ceded premiums earned	(691,569)	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)	(637,828)	(567,417)
Net premiums earned	1,230,199	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427	1,156,941	1,103,722
Other insurance related income	577	3,076	1,092	2,213	6,693	7,033	7,665	5,817	2,781
Total underwriting revenues	1,230,776	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092	1,162,758	1,106,503

UNDERWRITING EXPENSES
Net losses and loss expenses	720,642	798,214	941,911	769,587	732,699	716,225	911,369	666,473	714,718
Acquisition costs	230,373	275,573	240,511	257,582	248,352	252,180	231,712	219,070	218,871
Underwriting-related general and administrative expenses	140,395	137,220	132,570	135,403	145,096	140,379	134,826	128,961	132,668
Total underwriting expenses	1,091,410	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907	1,014,504	1,066,257

UNDERWRITING INCOME (LOSS)	$139,366	$132,231	$(29,034)	$116,693	$138,792	$136,009	$(58,815)	$148,254	$40,246

Catastrophe and weather-related losses, net of reinstatement premiums	$37,723	$63,610	$211,969	$67,119	$60,076	$54,209	$249,830	$28,562	$110,250
Net favorable prior year reserve development	$4,038	$7,901	$4,735	$3,940	$8,956	$9,270	$11,012	$6,808	$5,317

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.8%	55.5%	57.1%	55.3%	54.2%	54.3%	55.4%	55.7%	55.1%
Catastrophe and weather-related losses ratio	3.1%	4.7%	16.6%	5.3%	4.7%	4.3%	20.7%	2.5%	10.1%
Current accident year loss ratio	58.9%	60.2%	73.7%	60.6%	58.9%	58.6%	76.1%	58.2%	65.2%
Prior year reserve development ratio	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)	(0.6%)	(0.4%)
Net losses and loss expenses ratio	58.6%	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%	57.6%	64.8%
Acquisition cost ratio	18.7%	20.6%	18.7%	20.2%	19.7%	20.4%	19.1%	18.9%	19.8%
General and administrative expense ratio [a]	13.6%	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%	14.1%	14.3%
Combined ratio	90.9%	94.1%	104.3%	93.4%	91.4%	93.1%	107.4%	90.6%	98.9%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Quarter-to-date
	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
UNDERWRITING REVENUES
Gross written premiums	$2,356,070	$1,752,976	$1,684,408	$2,031,020	$2,419,889	$1,538,830	$1,519,509	$1,763,772	$2,158,070
Ceded premiums written	(768,490)	(662,668)	(635,599)	(769,744)	(738,761)	(609,769)	(550,399)	(682,351)	(621,776)
Net premiums written	1,587,580	1,090,307	1,048,809	1,261,275	1,681,128	929,060	969,109	1,081,422	1,536,294

Gross Premiums earned	1,878,964	1,965,494	1,912,066	1,846,705	1,766,236	1,752,285	1,681,017	1,604,784	1,471,218
Ceded premiums earned	(680,734)	(681,190)	(687,233)	(650,460)	(603,004)	(609,372)	(584,502)	(571,833)	(503,614)
Net premiums earned	1,198,230	1,284,303	1,224,833	1,196,245	1,163,231	1,142,914	1,096,515	1,032,951	967,604
Other insurance related income	486	3,063	965	2,177	6,650	8,452	6,122	5,802	3,108
Total underwriting revenues	1,198,716	1,287,366	1,225,798	1,198,422	1,169,881	1,151,366	1,102,637	1,038,753	970,712

UNDERWRITING EXPENSES
Net losses and loss expenses	734,634	778,117	837,581	706,039	716,718	653,140	729,826	617,051	597,271
Acquisition costs	223,236	263,972	230,164	243,373	232,662	234,433	212,488	197,299	195,723
Underwriting-related general and administrative expenses [a]	138,829	135,091	129,975	132,553	139,357	139,259	132,168	124,639	128,096
Total underwriting expenses	1,096,699	1,177,181	1,197,720	1,081,965	1,088,736	1,026,832	1,074,482	938,990	921,089

UNDERWRITING INCOME	$102,018	$110,186	$28,078	$116,457	$81,145	$124,534	$28,155	$99,763	$49,622

Catastrophe and weather-related losses, net of reinstatement premiums	$25,471	$54,680	$128,812	$29,099	$47,077	$24,600	$110,116	$11,686	$36,513
Net favorable (adverse) prior year reserve development	$(33,904)	$(2,772)	$(2,958)	$2,580	$(13,337)	$9,422	$5,075	$(1,845)	$2,143

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.4%	56.1%	57.8%	56.8%	56.4%	55.9%	57.2%	58.4%	58.2%
Catastrophe and weather-related losses ratio	2.1%	4.3%	10.3%	2.4%	4.0%	2.1%	9.8%	1.1%	3.8%
Current accident year loss ratio	58.5%	60.4%	68.1%	59.2%	60.5%	58.0%	67.0%	59.6%	61.9%
Prior year reserve development ratio	2.8%	0.2%	0.2%	(0.2%)	1.1%	(0.8%)	(0.5%)	0.2%	(0.2%)
Net losses and loss expenses ratio	61.3%	60.6%	68.4%	59.0%	61.6%	57.1%	66.6%	59.7%	61.7%
Acquisition cost ratio	18.6%	20.6%	18.8%	20.3%	20.0%	20.5%	19.4%	19.1%	20.2%
General and administrative expense ratio [b]	13.8%	14.4%	12.7%	13.6%	14.0%	16.0%	14.2%	15.3%	15.9%
Combined ratio	93.7%	95.6%	99.9%	93.0%	95.7%	93.7%	100.1%	94.1%	97.9%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.
[b] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property, and Specialty Reinsurance - Prior Years

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$2,629,014	$2,822,752	$2,808,539	$326,303	$705,804	$796,988	$2,302,712	$2,116,948	$2,011,550
Ceded premiums written	(743,864)	(791,013)	(829,631)	(144,766)	(295,065)	(353,459)	(599,098)	(495,947)	(476,173)
Net premiums written	1,885,150	2,031,739	1,978,908	181,537	410,738	443,530	1,703,614	1,621,001	1,535,378

Gross premiums earned	2,717,079	2,836,674	2,929,006	445,881	772,405	865,770	2,271,198	2,064,269	2,063,237
Ceded premiums earned	(690,908)	(778,163)	(856,735)	(154,168)	(302,537)	(364,513)	(536,739)	(475,625)	(492,224)
Net premiums earned	2,026,171	2,058,511	2,072,271	291,713	469,868	501,258	1,734,459	1,588,644	1,571,013
Other insurance related income (loss)	12,514	21,633	(10,736)	218	(188)	(1,877)	12,296	21,821	(8,859)
Total underwriting revenues	2,038,685	2,080,144	2,061,535	291,931	469,679	499,381	1,746,754	1,610,465	1,562,154

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,556	1,493,785	1,584,238	203,955	411,495	482,598	1,252,601	1,082,290	1,101,641
Acquisition costs	444,179	437,490	467,984	51,846	81,891	99,954	392,333	355,599	368,029
Underwriting-related general and administrative expenses	106,585	107,552	99,129	13,312	12,672	7,057	93,272	94,880	92,072
Total underwriting expenses	2,007,320	2,038,827	2,151,351	269,113	506,059	589,609	1,738,207	1,532,768	1,561,742

UNDERWRITING INCOME (LOSS)	$31,365	$41,317	$(89,816)	$22,818	(36,379)	(90,229)	$8,548	77,697	412

Catastrophe and weather-related losses, net of reinstatement premiums	$196,068	$268,300	$330,479	$143,120	259,936	$297,304	$52,949	8,364	33,175
Net favorable (adverse) prior year reserve development	$9,183	$14,050	$6,972	$42,019	$17,614	$3,272	$(32,837)	$(3,565)	$3,700

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	62.6%	59.9%	60.6%	34.2%	33.8%	36.2%	67.3%	67.4%	68.2%
Catastrophe and weather-related losses ratio	9.7%	13.3%	16.2%	50.2%	57.5%	60.8%	3.1%	0.5%	2.1%
Current accident year loss ratio	72.3%	73.2%	76.8%	84.3%	91.3%	96.9%	70.3%	67.9%	70.4%
Prior year reserve development ratio	(0.4%)	(0.6%)	(0.4%)	(14.4%)	(3.7%)	(0.7%)	1.9%	0.2%	(0.2%)
Net losses and loss expenses ratio	71.9%	72.6%	76.4%	69.9%	87.6%	96.3%	72.2%	68.1%	70.1%
Acquisition cost ratio	21.9%	21.3%	22.6%	17.8%	17.4%	19.9%	22.6%	22.4%	23.4%
Underwriting-related general and administrative expense ratio	5.3%	5.1%	4.8%	4.6%	2.7%	1.4%	5.4%	6.0%	5.9%
Combined ratio	99.1%	99.0%	103.8%	92.3%	107.7%	117.6%	100.2%	96.5%	99.4%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property - Prior Years

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$8,214,595	$7,685,984	$6,826,938	$326,303	$705,804	$796,988	$7,888,292	$6,980,181	$6,029,950
Ceded premiums written	(2,951,539)	(2,759,360)	(2,490,529)	(144,766)	(295,065)	(353,459)	(2,806,773)	(2,464,295)	(2,137,070)
Net premiums written	5,263,056	4,926,624	4,336,409	181,537	410,738	443,530	5,081,519	4,515,886	3,892,880

Gross premiums earned	7,936,382	7,281,709	6,768,733	445,881	772,405	865,770	7,490,501	6,509,304	5,902,963
Ceded premiums earned	(2,776,056)	(2,571,859)	(2,397,424)	(154,168)	(302,537)	(364,513)	(2,621,888)	(2,269,321)	(2,032,912)
Net premiums earned	5,160,326	4,709,850	4,371,309	291,713	469,868	501,258	4,868,613	4,239,983	3,870,051
Other insurance related income (loss)	13,073	23,295	(8,089)	218	(188)	(1,877)	12,855	23,484	(6,213)
Total underwriting revenues	5,173,399	4,733,145	4,363,220	291,931	469,679	499,381	4,881,468	4,263,466	3,863,839

UNDERWRITING EXPENSES
Net losses and loss expenses	3,242,410	3,008,783	3,281,252	203,955	411,495	482,598	3,038,455	2,597,288	2,798,654
Acquisition costs	1,022,017	921,834	929,517	51,846	81,891	99,954	970,171	839,943	829,563
Underwriting-related general and administrative expenses	550,289	536,834	477,968	13,312	12,672	7,057	536,977	524,162	470,910
Total underwriting expenses	4,814,716	4,467,451	4,688,737	269,113	506,059	589,609	4,545,602	3,961,392	4,099,127

UNDERWRITING INCOME (LOSS)	$358,683	$265,694	$(325,517)	$22,818	$(36,379)	$(90,229)	$335,866	$302,074	$(235,288)

Catastrophe and weather-related losses, net of reinstatement premiums	$402,803	$442,859	$773,919	$143,120	$259,936	$297,304	$259,683	$182,923	$476,615
Net favorable (adverse) prior year reserve development	$25,533	$32,410	$15,909	$42,019	$17,614	$3,272	$(16,487)	$14,795	$12,638

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.1%	57.7%	34.2%	33.8%	36.2%	56.8%	57.4%	60.5%
Catastrophe and weather-related losses ratio	7.8%	9.5%	17.7%	50.2%	57.5%	60.8%	5.3%	4.2%	12.2%
Current accident year loss ratio	63.3%	64.6%	75.4%	84.3%	91.3%	96.9%	62.1%	61.6%	72.6%
Prior year reserve development ratio	(0.5%)	(0.7%)	(0.3%)	(14.4%)	(3.7%)	(0.7%)	0.3%	(0.3%)	(0.3%)
Net losses and loss expenses ratio	62.8%	63.9%	75.1%	69.9%	87.6%	96.3%	62.4%	61.3%	72.3%
Acquisition cost ratio	19.8%	19.6%	21.3%	17.8%	17.4%	19.9%	19.9%	19.8%	21.4%
Underwriting-related general and administrative expense ratio	13.2%	14.0%	13.2%	4.6%	2.7%	1.4%	13.7%	15.3%	14.8%
Combined ratio	95.8%	97.5%	109.6%	92.3%	107.7%	117.6%	96.0%	96.4%	108.6%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.